EXECUTION VERSION

NINTH AMENDMENT TO THIRD AMENDED AND RESTATED
RECEIVABLES PURCHASE AGREEMENT

THIS NINTH AMENDMENT TO THIRD AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of June 30, 2015, is entered into among WESCO RECEIVABLES CORP. (the “Seller”), WESCO DISTRIBUTION, INC. (“WESCO” or the “Servicer”), the Purchasers (each, a “Purchaser”) and Purchaser Agents (each, a “Purchaser Agent”) party hereto, and PNC BANK, NATIONAL ASSOCIATION, as Administrator (the “Administrator”).
RECITALS
1.The Seller, the Servicer, each Purchaser, each Purchaser Agent and the Administrator are parties to the Third Amended and Restated Receivables Purchase Agreement, dated as of April 13, 2009 (as amended through the date hereof, the “Agreement”).
2.    Concurrently herewith, the Seller, the Servicer and the Originators are entering into that certain Tenth Amendment to Purchase and Sale Agreement (the “Purchase and Sale Agreement Amendment”), dated as of the date hereof.
3.    Concurrently herewith, the Seller, the Administrator, JPMorgan Chase Bank, N.A., Credit Suisse AG, Cayman Islands Branch, the Seller, WESCO and the Originators are entering into that certain Joinder Agreement (the “Intercreditor Joinder”), dated as of the date hereof.
4.    The parties hereto desire to amend the Agreement as hereinafter set forth.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1.    Certain Defined Terms. Capitalized terms that are used herein without definition and that are defined in Exhibit I to the Agreement shall have the same meanings herein as therein defined.
2.    Amendments to the Agreement. The Agreement is hereby amended as follows:
(a)    The following new defined terms are added to Exhibit I of the Agreement in appropriate alphabetical order:
“Frost Bank Lock-Box Account” means the account maintained at Frost Bank and identified in the Lock-Box Schedule Letter Agreement.
“Frost Bank Conditions” means, at any time of determination, the satisfaction of each of the following conditions: (a) after December 31, 2015, the Frost Bank Lock-Box Account is maintained in the name of the Seller,

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(b) after December 31, 2015, no funds other than Collections on Receivables originated by Hill Country Electric Supply, L.P. are being remitted to the Frost Bank Lock-Box Account, (c) the amount of Collections received in the Frost Bank Lock-Box Account during each calendar month does not exceed $20,000,000 in the aggregate, (d) no Termination Event has occurred and is continuing and (e) all Collections received in the Frost Bank Lock-Box Account are being automatically transferred directly to a Lock-Box Account (other than the Frost Bank Lock-Box Account) no later than one (1) Business Day following receipt thereof.
(b)    Section 1(j) of Exhibit III to the Agreement is hereby replaced in its entirety with the following:
(j)    The names and addresses of all the Lock-Box Banks, together with the account numbers of the Lock-Box Accounts at such Lock-Box Banks, are specified in the Lock-Box Schedule Letter Agreement (or at such other Lock-Box Banks and/or with such other Lock-Box Accounts as have been notified to the Administrator in accordance with the Agreement) and all Lock-Box Accounts are subject to Lock-Box Agreements (except as otherwise agreed to in writing by the Administrator); provided, however, that so long as the Frost Bank Condition is then satisfied, the Frost Bank Lock-Box Account need not be subject to a Lock-Box Agreement. Seller has not granted to any Person, other than the Administrator as contemplated by the Agreement, dominion and control of any Lock-Box Account, or the right to take dominion and control of any such account at a future time or upon the occurrence of a future event.
(c)    Section 1(j) of Exhibit IV to the Agreement is hereby replaced in its entirety with the following:
(j)    Deposits to Lock-Box Accounts. The Seller shall (or shall cause the Servicer to): (i) instruct all Obligors to make payments of all Receivables to one or more Lock-Box Accounts or to post office boxes to which only Lock-Box Banks have access (and shall instruct the Lock-Box Banks to cause all items and amounts relating to such Receivables received in such post office boxes to be removed and deposited into a Lock-Box Account on a daily basis), (ii) deposit, or cause to be deposited, any Collections received by it, the Servicer or any Originator into Lock-Box Accounts not later than one Business Day after receipt thereof and (iii) if a Termination Event has occurred and is continuing, directly transfer all Collections received in the Frost Bank Lock-Box Account to a Lock-Box Account (other than the Frost Bank Lock-Box Account) no later than one (1) Business Day following receipt thereof. Except as otherwise agreed to in writing by the Administrator and the Majority Purchasers, each Lock-Box Account shall at all times be subject to a Lock-Box Agreement; provided,

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however, that so long as the Frost Bank Condition is then satisfied, the Frost Bank Lock-Box Account need not be subject to a Lock-Box Agreement. The Seller will not (and will not permit the Servicer to) deposit or otherwise credit, or cause or permit to be so deposited or credited, to any Lock-Box Account cash or cash proceeds other than Collections.
(d)    Section 2(h) of Exhibit IV to the Agreement is hereby replaced in its entirety with the following:
(h)    Deposits to Lock-Box Accounts. The Servicer shall: (i) instruct all Obligors to make payments of all Receivables to one or more Lock-Box Accounts or to post office boxes to which only Lock-Box Banks have access (and shall instruct the Lock-Box Banks to cause all items and amounts relating to such Receivables received in such post office boxes to be removed and deposited into a Lock-Box Account on a daily basis); (ii) deposit, or cause to be deposited, any Collections received by it into Lock-Box Accounts not later than one Business Day after receipt thereof and (iii) if a Termination Event has occurred and is continuing, directly transfer all Collections received in the Frost Bank Lock-Box Account to a Lock-Box Account (other than the Frost Bank Lock-Box Account) no later than one (1) Business Day following receipt thereof. Except as otherwise agreed to in writing by the Administrator and the Majority Purchasers, each Lock-Box Account shall at all times be subject to a Lock-Box Agreement; provided, however, that so long as the Frost Bank Condition is then satisfied, the Frost Bank Lock-Box Account need not be subject to a Lock-Box Agreement. The Servicer will not deposit or otherwise credit, or cause or permit to be so deposited or credited, to any Lock-Box Account cash or cash proceeds other than Collections.
3.    Consents.
(a)    Each of the parties hereto hereby consents to the execution, delivery and performance of the Intercreditor Joinder, a copy of which is attached hereto as Exhibit A. On and after the date hereof, each reference in the Agreement to the “Intercreditor Agreement” shall be deemed to be a reference to the Intercreditor Agreement as amended by the Intercreditor Joinder.
(b)    Each of the parties hereto hereby consents to the execution, delivery and performance of the Purchase and Sale Agreement Amendment, a copy of which is attached hereto as Exhibit B. On and after the date hereof, each reference in the Agreement to “Sale Agreement” shall be deemed to be a reference to the Sale Agreement as amended by the Purchase and Sale Agreement Amendment.
4.    Representations and Warranties. The Seller and the Servicer hereby represent and warrant to each of the parties hereto as follows:

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(a)    Representations and Warranties. The representations and warranties contained in Exhibit III of the Agreement are true and correct as of the date hereof.
(b)    No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.
5.    Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment shall remain in full force and effect. As of and after the Effective Time, all references in the Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.
6.    Effectiveness. This Amendment shall become effective as of the time (the “Effective Time”) at which the Administrator has executed this Amendment and receives each of the following: (A) counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the other parties hereto, in form and substance satisfactory to the Administrator in its sole discretion, (B) counterparts of the Purchase and Sale Agreement Amendment (whether by facsimile or otherwise) executed by each of the parties thereto, in form and substance satisfactory to the Administrator in its sole discretion, (C) counterparts of the Intercreditor Joinder (whether by facsimile or otherwise) executed by each of the parties thereto, in form and substance reasonably satisfactory to the Administrator, (D) favorable opinions, in form and substance reasonably satisfactory to the Administrator and each Purchaser Agent, of Jones Day, counsel for Seller and the Originators, as to certain UCC, bankruptcy and general corporate and enforceability matters (including certain conflicts matters) and (E) such other agreements, documents, instruments and opinions as the Administrator may request.
7.    Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.
8.    Governing Law; Jurisdiction.
8.1    THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).
8.2    ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK; AND, BY EXECUTION AND DELIVERY OF THIS AMENDMENT, EACH OF THE PARTIES HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY,

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TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, THAT IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AMENDMENT OR ANY DOCUMENT RELATED HERETO. EACH OF THE PARTIES HERETO WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH SERVICE MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.
9.    Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.
10.    Post-Closing Covenants.
(a)    On or prior to August 14, 2015 (or such later day as agreed to in writing by the Administrator), the Servicer shall (or shall cause the applicable Originator to) (i) cause to be recorded in the UCC records of the Secretary of State of Texas, a release or termination of each of the following financing statements (in form and substance acceptable to the Administrator): (A) UCC-1 financing statement, filing number 10-0002440334, naming Hill Country Electric Supply, L.P. as debtor and Crestron Electronics, Inc. as secured party and (B) UCC-1 financing statement, filing number 11-0011855113, naming Hill Country Electric Supply, L.P. as debtor and Crestron Electronics, Inc. as secured party and (ii) provide the Administrator evidence reasonably satisfactory to the Administrator of such terminations or releases.
(b)    On or prior to August 14, 2015 (or such later day as agreed to in writing by the Administrator), the Servicer shall (or shall cause the applicable Originator to) either: (i) (A) transfer ownership of deposit account number 2223426 maintained at The PrivateBank and Trust Company to the Seller (such account, the “New PrivateBank Lock-Box Account”), (B) deliver to the Administrator a duly executed amendment to that certain Agreement re: Pledged Accounts, dated as of October 9, 2012, by and among The PrivateBank and Trust Company, the Seller, the Servicer and the Administrator reflecting the addition of the New PrivateBank Lock-Box Account reasonably satisfactory to the Administrator, (C) deliver to the Administrator a duly executed amendment to that certain Lock-Box Schedule Letter Agreement, dated as of December 16, 2010, by and among the Seller, the Servicer, Administrator and the other parties thereto reflecting the addition of the New PrivateBank Lock-Box Account reasonably satisfactory to the Administrator or (ii) direct Obligors to cease remitting payments to the New PrivateBank Lock-Box Account and begin remitting payments to another Lock-Box Account (other than the Frost Bank Lock-Box Account).
Notwithstanding anything to the contrary in this Agreement or any other Transaction Document, the failure of the Servicer to timely perform any of the covenants under this Section 10 shall constitute a Termination Event with no grace period.

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first written above.
WESCO RECEIVABLES CORP.

By:    /s/ Brian Begg
Name:    Brian Begg
Title:    Treasurer

WESCO DISTRIBUTION, INC.,
as Servicer

By: /s/ Brian Begg
Name:    Brian Begg
Title:    Treasurer

1	NINTH AMENDMENT TO WESCO 3RD A&R RPA

PNC BANK, NATIONAL ASSOCIATION,
as Administrator and Assignee

By:     /s/ Michael Brown
Name:    Michael Brown
Title:    Senior Vice President

2	NINTH AMENDMENT TO WESCO 3RD A&R RPA

THE CONDUIT PURCHASERS AND THE PURCHASER AGENTS:

PNC BANK, NATIONAL ASSOCIATION,
as a Conduit Purchaser

By:     /s/ Michael Brown
Name:    Michael Brown
Title:    Senior Vice President

PNC BANK, NATIONAL ASSOCIATION,
as Purchaser Agent for PNC Bank, National Association

By:     /s/ Michael Brown
Name:    Michael Brown
Title:    Senior Vice President

3	NINTH AMENDMENT TO WESCO 3RD A&R RPA

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Conduit Purchaser

By:    /s/ William P. Rutkowski
Name:    William P. Rutkowski
Title:    Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Purchaser Agent for
Wells Fargo Bank, National Association

By:    /s/ William P. Rutkowski
Name:    William P. Rutkowski
Title:    Vice President

4	NINTH AMENDMENT TO WESCO 3RD A&R RPA

FIFTH THIRD BANK,
as a Conduit Purchaser

By:    /s/ Andrew D. Jones
Name:    Andrew D. Jones
Title:    Director

FIFTH THIRD BANK,
as Purchaser Agent for Fifth Third Bank

By:    /s/ Andrew D. Jones
Name:    Andrew D. Jones
Title:    Director

5	NINTH AMENDMENT TO WESCO 3RD A&R RPA

U.S. BANK NATIONAL ASSOCIATION,
as a Conduit Purchaser

By:    /s/ William Patton
Name:    William Patton
Title:    Vice President

U.S. BANK NATIONAL ASSOCIATION,
as Purchaser Agent for U.S. Bank National Association

By:    /s/ William Patton
Name:    William Patton
Title:    Vice President

6	NINTH AMENDMENT TO WESCO 3RD A&R RPA

THE HUNTINGTON NATIONAL BANK,
as a Conduit Purchaser

By:    /s/ Michael Kiss
Name:    Michael Kiss
Title:    Vice President

THE HUNTINGTON NATIONAL BANK,
as Purchaser Agent for The Huntington National Bank

By:    /s/ Michael Kiss
Name:    Michael Kiss
Title:    Vice President

7	NINTH AMENDMENT TO WESCO 3RD A&R RPA

THE RELATED COMMITTED PURCHASERS:

PNC BANK, NATIONAL ASSOCIATION,
as a Related Committed Purchaser for PNC Bank, National Association

By:    /s/ Michael Brown
Name:    Michael Brown
Title:    Senior Vice President

8	NINTH AMENDMENT TO WESCO 3RD A&R RPA

FIFTH THIRD BANK,
as a Related Committed Purchaser for Fifth Third Bank

By:    /s/ Andrew D. Jones
Name:    Andrew D. Jones
Title:    Director

9	NINTH AMENDMENT TO WESCO 3RD A&R RPA

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Related Committed Purchaser for Wells Fargo Bank, National Association

By:    /s/ William P. Rutkowski
Name:    William P. Rutkowski
Title:    Vice President

10	NINTH AMENDMENT TO WESCO 3RD A&R RPA

U.S. BANK NATIONAL ASSOCIATION,
as a Related Committed Purchaser for U.S. Bank National Association

By:    /s/ William Patton
Name:    William Patton
Title:    Vice President

11	NINTH AMENDMENT TO WESCO 3RD A&R RPA

THE HUNTINGTON NATIONAL BANK,
as a Related Committed Purchaser
for The Huntington National Bank

By:    /s/ Michael Kiss
Name: Michael Kiss
Title:    Vice President

12	NINTH AMENDMENT TO WESCO 3RD A&R RPA

EXHIBIT A

Intercreditor Joinder
(attached)

JOINDER AGREEMENT
THIS JOINDER AGREEMENT, dated as of June 30, 2015 (this “Agreement”) is executed by and among PNC BANK, NATIONAL ASSOCIATION, in its capacity as Administrator under the Receivables Purchase Agreement (the “Receivables Agent”), JPMORGAN CHASE BANK, N.A., in its capacity as agent, for itself and on behalf of the ABL Lenders (the “ABL Lenders Agent”), CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, in its capacity as agent, for itself and on behalf of the Term Lenders (the “Term Lenders Agent”), WESCO RECEIVABLES CORP. (the “Receivables Seller”), WESCO DISTRIBUTION, INC. (“WESCO”), WESCO EQUITY CORPORATION, CARLTON-BATES COMPANY, COMMUNICATIONS SUPPLY CORPORATION, LIBERTY WIRE & CABLE, INC., CALVERT WIRE & CABLE CORPORATION, BRUCKNER SUPPLY COMPANY, INC., TVC COMMUNICATIONS, L.L.C., CONNEY SAFETY PRODUCTS, LLC, HI-LINE UTILITY SUPPLY COMPANY, L.L.C. (“Hi-Line”) and HILL COUNTRY ELECTRIC SUPPLY, L.P. (“Hill Country”).

BACKGROUND:
A.    Each of the parties hereto (other than Hi-Line and Hill Country) is a party to that certain Amended and Restated Intercreditor Agreement, dated as of December 12, 2012 (as further amended, restated, supplemented or otherwise modified from time to time, the “Intercreditor Agreement”).
B.    Concurrently herewith, Hi-Line and Hill Country are being added as parties to the Receivables Purchase and Sale Agreement, pursuant to that certain Tenth Amendment to Purchase and Sale Agreement, dated as of the date hereof, among WESCO, the Receivables Seller, Conney and certain of WESCO’s domestic subsidiaries and affiliates.
C.    Hi-Line was added to the Credit Agreement as a Loan Party effective July 25, 2014.
D.    Hill Country was added to the Credit Agreement as a Loan Party effective June 19, 2015.
E.    The parties hereto desire to amend the Intercreditor Agreement as set forth herein to join Hi-Line and Hill Country as new parties thereto.
NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the parties hereto hereby agrees as follows:

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SECTION 1.Definitions. Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned thereto in, or by reference in, the Intercreditor Agreement.
SECTION 2.    Joinder of Hi-Line and Hill Country.
(a)    Hi-Line and Hill Country hereby agree that they shall be bound by all of the terms, conditions and provisions of, and shall be deemed to be parties to (as if they were original signatories to), the Intercreditor Agreement in the capacity of Originators and Loan Parties thereunder. Hi-Line and Hill Country hereby acknowledges that they have received a copy of the Intercreditor Agreement.
(b)    Hi-Line and Hill Country’s addresses for notices under the Intercreditor Agreement shall be the following:
Hi-Line Utility Supply Company, LLC
c/o WESCO Distribution, Inc.
225 West Station Square Drive
Suite 700
Pittsburgh, PA 15219

Hill Country Electric Supply, L.P.
c/o WESCO Distribution, Inc.
225 West Station Square Drive
Suite 700
Pittsburgh, PA 15219

(c)    Each of the parties hereto hereby consents to the joinder of Hi-Line and Hill Country as parties to the Intercreditor Agreement, as set forth above. To the extent that any consent of any party hereto is required under any other agreement to which it is a party for any of the transactions to be effected hereby, such party hereby grants such consent and waives any notice requirements or condition precedent to the effectiveness of any such transactions set forth in any agreement to which it is a party that has not been satisfied as of the date hereof.
SECTION 3.    GOVERNING LAW; JURISDICTION. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK. EACH PARTY HERETO HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN NEW YORK COUNTY, CITY OF NEW YORK, NEW YORK SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE PARTIES HERETO PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT.
SECTION 4.    WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND

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THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, AMONG THE PARTIES HERETO ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH, THIS AGREEMENT OR THE TRANSACTIONS RELATED THERETO.
SECTION 5.    Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed signature page by electronic mail or facsimile shall be as effective as delivery of a manually signed, original signature page.
[Signature Pages Follow]

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IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed by its duly authorized officer as of the date and year first above written.
PNC BANK, NATIONAL ASSOCIATION,
as Receivables Agent

By:
Name:

Title:

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JPMORGAN CHASE BANK, N.A.,
as ABL Lenders Agent

By:
Name:

Title:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
as Term Lenders Agent

By:
Name:

Title:

WESCO RECEIVABLES CORP.,
as Receivables Seller

By:
Name:

Title:

WESCO DISTRIBUTION, INC.,
as Seller, as Servicer and as Borrower

By:
Name:

Title:

WESCO EQUITY CORPORATION

By:
Name:

Title:

CARLTON-BATES COMPANY

By:
Name:

Title:

COMMUNICATIONS SUPPLY CORPORATION

By:
Name:

Title:
LIBERTY WIRE & CABLE, INC.

By:
Name:

Title:

CALVERT WIRE & CABLE CORPORATION

By:
Name:

Title:

BRUCKNER SUPPLY COMPANY, INC.

By:
Name:

Title:

TVC COMMUNICATIONS, L.L.C.

By:

Name:

Title:

CONNEY SAFETY PRODUCTS, LLC

By:
Name:

Title:

HI-LINE UTILITY SUPPLY CO.

By:
Name:

Title:

HILL COUNTRY ELECTRIC SUPPLY, L.P.

By: TVC International Holding, LLC, its General Partner

By:
Name:

Title:

EXHIBIT B

Purchase and Sale Agreement Amendment
(attached)

TENTH AMENDMENT TO PURCHASE
AND SALE AGREEMENT

THIS TENTH AMENDMENT TO PURCHASE AND SALE AGREEMENT, dated as of June 30, 2015 (this “Amendment”), is entered into among the Originators (the “Originators”) party to the Purchase and Sale Agreement, dated as of June 30, 1999 (as amended through the date hereof, the “Agreement”), WESCO RECEIVABLES CORP. (the “Company”), WESCO DISTRIBUTION, INC. (“WESCO”), individually and as Servicer (in such capacity, the “Servicer”), HI-LINE UTILITY SUPPLY COMPANY, LLC (“Hi-Line”) and HILL COUNTRY ELECTRIC SUPPLY, L.P. (“Hill Country”; together with Hi-Line, each a “New Originator” and, collectively, the “New Originators”).
RECITALS
1. The Originators currently party to the Agreement (the “Existing Originators”), the Company and the Servicer are parties to the Agreement; and
2. The parties hereto desire to amend the Agreement as hereinafter set forth.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1. Certain Defined Terms. Capitalized terms that are used herein without definition shall have the meanings set forth in the Agreement or Exhibit I to the Third Amended and Restated Receivables Purchase Agreement, dated as of April 13, 2009 (as amended through the date hereof, the “Receivables Purchase Agreement”), among the Company, the Servicer, PNC Bank, National Association, as Administrator, and the various Purchaser Groups from time to time party thereto, as applicable.
2. Amendments to the Agreement. The Agreement is hereby amended as follows:
2.1.     The first paragraph of the Preamble is hereby amended in its entirety to read as follows:
THIS PURCHASE AND SALE AGREEMENT (this “Agreement”), dated as of June 30, 1999, is among WESCO DISTRIBUTION, INC., a Delaware corporation (“WESCO”), individually and as Servicer (in such capacity, the “Servicer”), WESCO EQUITY CORPORATION, a Delaware corporation (“Equity”), CARLTON-BATES COMPANY, an Arkansas corporation (“Carlton-Bates”), COMMUNICATIONS SUPPLY CORPORATION, a Connecticut Corporation (“CSC”), LIBERTY WIRE & CABLE, INC., a Delaware corporation (“Liberty”), CALVERT WIRE & CABLE CORPORATION, a Delaware corporation (“Calvert”), BRUCKNER SUPPLY COMPANY, INC., a Delaware corporation

(“Bruckner”), TVC COMMUNICATIONS, L.L.C., a Delaware limited liability company (“TVC”), CONNEY SAFETY PRODUCTS, LLC, a Delaware limited liability company (“Conney”), HI-LINE UTILITY SUPPLY COMPANY, LLC, an Illinois limited liability company (“Hi-Line”), and HILL COUNTRY ELECTRIC SUPPLY, L.P., a Texas limited partnership (“Hill Country” and together with WESCO, Equity, Carlton-Bates, CSC, Liberty, Calvert, Bruckner, TVC, Conney and Hi-Line, collectively, the “Originators” and each individually called an “Originator”), and WESCO RECEIVABLES CORP., a Delaware corporation (the “Company”).
2.2.    Exhibit E to the Agreement is hereby amended by inserting the following at the end thereof:
Hi-Line Utility Supply Company, LLC
c/o WESCO Distribution, Inc.
225 West Station Square Drive
Suite 700
Pittsburgh, PA 15219

Hill Country Electric Supply, L.P.
c/o WESCO Distribution, Inc.
225 West Station Square Drive
Suite 700
Pittsburgh, PA 15219

2.3.    Exhibit F to the Agreement is hereby amended and restated in its entirety as set forth on Exhibit A hereto.
2.4.    With respect to each New Originator, any reference in the Agreement to “the Initial Closing Date” or “the date hereof” shall be deemed to be a reference to “June 30, 2015”.
2.5.    With respect to each New Originator, any reference in the Agreement to the “Cut-off Date” shall be deemed to be a reference to “June 30, 2015”.
2.6.    With respect to the New Originator, the reference in Section 5.9(a) of the Agreement to “December 31, 1998” shall be deemed to be a reference to “December 31, 2014”.

3. Joinder. Each New Originator hereby agrees that it shall be bound by all of the terms, conditions and provisions of, and shall be deemed to be a party to (as if it were an original signatory to), the Agreement. For greater certainty, each New Originator hereby acknowledges that pursuant to Section 1.5 of the Agreement, it has granted and hereby grants a security interest in all of its right, title and interest in and to the Receivables and the Related Rights now existing and hereafter created by it, all monies due or to become due and all amounts received with respect thereto, and all proceeds thereof, to secure all of its obligations under the Agreement. Each New Originator further acknowledges that it has received copies of the Agreement, the Intercreditor Agreement and the other Transaction Documents.
4. Representations and Warranties. (i) Each Existing Originator and each New Originator represents and warrants on and as of the date hereof and on the date the conditions set forth in Section 5 hereof are satisfied, the representations and warranties made by such Originator in Article V of the Agreement, as amended hereby, shall be true and correct on and as of such dates with the same force and effect as if made on and as of such dates and as if each reference to the Agreement in such representations and warranties referred to the Agreement as amended by this Amendment and (ii) the Company and the Servicer represent and warrant on and as of the date hereof and on the date the conditions set forth in Section 5 hereof are satisfied, that (A) the representations and warranties contained in Exhibit III of the Receivables Purchase Agreement are true and correct and (B) both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.
5. Conditions To Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Seller, the Servicer, the Administrator and each Purchaser Agent of each of the following, in each case in form and substance satisfactory to the Administrator: (i) counterparts of this Amendment, duly executed by all of the parties hereto, (ii) each document, agreement, instrument and opinion listed in Section 4.1 of the Agreement, in each case with respect to each New Originator and (iii) such other instruments, opinions and documents as the Administrator may request.
6. Ratification. All of the provisions of this Amendment are incorporated by reference into the Agreement, as if set forth in full therein. The Agreement, as amended hereby, remains in full force and effect. Any reference to the Agreement from and after the date hereof shall be deemed to refer to the Agreement, amended hereby. As amended, the Agreement is hereby ratified and reaffirmed by the parties hereto.
7. Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.
8. Governing Law; Jurisdiction.
8.1 THIS AMENDMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING FOR SUCH PURPOSE SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

8.2 ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK; AND, BY EXECUTION AND DELIVERY OF THIS AMENDMENT, EACH OF THE PARTIES HERETO CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES, TO THE MAXIMUM EXTENT PERMITTED BY LAW, ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, THAT IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS AMENDMENT OR ANY DOCUMENT RELATED HERETO. EACH OF THE PARTIES HERETO WAIVES PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH SERVICE MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.
9. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.
(Signatures begin on following page)

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.
WESCO RECEIVABLES CORP.
By:
Name:
Title:

WESCO DISTRIBUTION, INC.,
individually and as Servicer
By:
Name:
Title:

1	Tenth Amendment to WESCO PSA

WESCO EQUITY CORPORATION
By:
Name:
Title:

2	Tenth Amendment to WESCO PSA

CARLTON-BATES COMPANY

By:
Name:
Title:

3	Tenth Amendment to WESCO PSA

COMMUNICATIONS SUPPLY CORPORATION
By:
Name:
Title:

4	Tenth Amendment to WESCO PSA

LIBERTY WIRE & CABLE, INC.
By:
Name:
Title:

5	Tenth Amendment to WESCO PSA

CALVERT WIRE & CABLE CORPORATION
By:
Name:
Title:

6	Tenth Amendment to WESCO PSA

BRUCKNER SUPPLY COMPANY, INC.

By:
Name:
Title:

7	Tenth Amendment to WESCO PSA

TVC COMMUNICATIONS, L.L.C.

By:
Name:
Title:

8	Tenth Amendment to WESCO PSA

CONNEY SAFETY PRODUCTS, LLC

By:
Name:
Title:

9	Tenth Amendment to WESCO PSA

HI-LINE UTILITY SUPPLY COMPANY, LLC

By:
Name:
Title:

10	Tenth Amendment to WESCO PSA

HILL COUNTRY ELECTRIC SUPPLY, L.P.

By: TVC International Holding, LLC, its General Partner

By:
Name:
Title:

11	Tenth Amendment to WESCO PSA

CONSENTED TO AND AGREED:

PNC BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

12	Tenth Amendment to WESCO PSA

FIFTH THIRD BANK

By:
Name:
Title:

13	Tenth Amendment to WESCO PSA

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:
Name:
Title:

14	Tenth Amendment to WESCO PSA

U.S. BANK NATIONAL ASSOCIATION

By:
Name:
Title:

15	Tenth Amendment to WESCO PSA

THE HUNTINGTON NATIONAL BANK

By:
Name:
Title:

16	Tenth Amendment to WESCO PSA

17	Tenth Amendment to WESCO PSA

EXHIBIT A

EXHIBIT F

TRADE NAMES

Trade Names
Allied Utility Products
Avon Electrical Supplies
Brown Wholesale Electric Company
Bruckner Supply Company
Carlton-Bates
Control Corporation of America
Diversified Electric Supply Company
EESCO
Englewood Electric
Fastec
Hamby-Young Power Supply Products
Herning Underground Supply
Industrial Electric Supply Co.
KVA
LCOMP, Inc.
Liberty Electrical Supply Co.
Modern Wholesale Electric
Nevada Electrical Supply Company
Reily Electrical Supply
Standard Electric Company
Statewide Electrical Supply
WESCO SPS
Whitehill Lighting & Supplies
W.R. Control Panels

Communications Supply Corporation
CSC
Liberty Wire & Cable, Inc.
Calvert Wire & Cable Corporation
TVC
TVC Latin America
TVC Caribbean and Latin America
Vikimatic Sales
White Sands
Satellite Engineering

Exhibit B-1

TVC Communications, LLC
Vikimatic
White Sands Engineering
Satellite Engineering Group
Conney Safety
WESCO Integrated Supply
Hi-Line Utility Supply Company
Hill Country Electric Supply, L.P.
Aelux, LLC
Lumigent
C-B Connect

Merger

On September 29, 2005, C-B WESCO, Inc., a subsidiary of WESCO Distribution, Inc., was merged with and into Carlton-Bates Company, an Arkansas corporation, with Carlton-Bates Company being the surviving corporation.
On November 3, 2006, WESCO Voltage, Inc., a subsidiary of WESCO Distribution, Inc., was merged with and into Communications Supply Holdings, Inc., a Delaware corporation, with Communications Supply Holdings, Inc. being the surviving corporation.
On June 29, 2007, Carlton-Bates Company of Texas, L.P. was merged with and into Carlton-Bates Company with Carlton-Bates Company being the surviving corporation.
On March 1, 2010, Herning Enterprises, Inc. was merged with and into WESCO Distribution, Inc. with WESCO Distribution, Inc. being the surviving corporation.

Exhibit B-1